SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C.  20549




	FORM 8-K

	CURRENT REPORT
	PURSUANT TO SECTION 13 OR 15(D) OF THE
	SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)		April 28, 1998


              	Alliance Bancorp of New England, Inc.
       	(Exact Name of Registrant as Specified in Charter)



  	Delaware			        	  001-13405		           	06-1495617
(State of Other       (Commission File         IRS Employer
Jurisdiction		            Number)          	Identification No.
of Incorporation)


         		348 Hartford Turnpike, Vernon, CT    		06066
      	(Address of Principal Executive Offices)	(Zip Code)


Registrant's telephone number, including area code (860) 875-2500


                        	Not Applicable
	(Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

On April 28, 1998, the Board of Directors of Alliance Bancorp of New
England, Inc. ("Alliance") approved a three-for-two split of the common stock of Alliance to be effected as a stock dividend, payable on May 26, 1998 to shareholders of record as of May 12, 1998. A copy of the press release announcing the stock split is attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)	Financial Statements of Businesses Acquired
       	Not applicable

    (b) Pro Forma Financial Information
       	Not applicable

    (c)	Exhibits

       	(99)	Press release dated April 28, 1998



                             	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                             		ALLIANCE BANCORP OF
                              		   NEW ENGLAND, INC.
                             		Registrant



Date:  May 20, 1998			By:______________/s/____________
                  							David H. Gonci
                  							Vice President/Chief Financial Officer